Exhibit 10.1

AMENDMENT NO. 1 TO MASTER SERVICES AGREEMENT

This Amendment No. 1 to Master Services Agreement (“Amendment No. 1”) is effective as of the 4th day of March, 2011 (the “Amendment Date”), by and between METROPCS WIRELESS, INC., a Delaware corporation with its principal place of business at 2250 Lakeside Boulevard, Richardson, Texas 75082 (including its permitted successors and assigns, “MetroPCS”), and InComm Holdings, Inc., a Georgia corporation with its principal place of business at 250 Williams Street, Suite M-100, Atlanta, Georgia 30303 (including its permitted successors and assigns, “InComm”). Unless otherwise defined herein, all capitalized terms used in this Amendment No. 1 shall have the meanings given to them in the Agreement (as defined below). If there is a conflict between the Agreement and this Amendment No. 1, this Amendment No. 1 shall govern.

RECITALS

WHEREAS, MetroPCS and InComm previously entered into that certain Master Services Agreement, dated March 31, 2010 (the “Agreement”), which includes: (i) Service Addendum One - Domestic Long Distance Service (“SA-1”); and (ii) Service Addendum Two - International Long Distance Service (“SA-2”), to each of which MetroPCS, InComm and InComm’s subsidiary, U.S. South Communications, Inc. (“US South”), are parties; and

WHEREAS, *** the US South Network involved in delivery of Domestic Long Distance Service and International Long Distance Service was the subject of *** ;

WHEREAS, *** ;

WHEREAS, *** , MetroPCS, InComm and US South have agreed to amend SA-1 and SA-2, and now desire to memorialize those agreements in this Amendment No. 1; and

WHEREAS, MetroPCS, InComm and US South want to amend SA-1 in certain other respects, all as further described herein.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, as well as other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the parties agree as follows:

1.           Amendments to SA-1.

1.1         Section 7.0, Network Interconnection. As a result of US South’s obligations under Section 2.2 of this Amendment No. 1, Section 7.0, Network Interconnection, of SA-1 is hereby deleted in its entirety and of no further force or effect.

***Where this marking appears throughout this Exhibit 10.1,

information has been omitted pursuant to a request for

confidential treatment and such information has been filed

with the Securities and Exchange Commission separately.

1.2        Exhibit B, DLD Rates. Effective as of September 6, 2010, Exhibit B, DLD Rates, to SA-1 is deleted in its entirety and replaced with the new form of Exhibit B, DLD Rates, that is attached hereto and incorporated herein by this reference.

2.          Session Initiation Protocol.

2.1        MetroPCS’ Establishment of Redundant SIP Connectivity. MetroPCS will establish redundant session initiation protocol (“SIP”) connectivity with Third-Party domestic and international long distance service carriers. *** .

*** .

2.2        US South’s Establishment of Redundant SIP Connectivity. US South shall create redundant SIP connectivity in accordance with each of the following obligations:

(a)        US South will be capable of receiving from MetroPCS via SIP-based technology (i.e., by establishing a session border controller (“SBC”) associated with US South’s soft-switch network) the applicable percentage of the total domestic long distance service that MetroPCS is required to deliver to US South pursuant to Section 3.01(a) of SA-1 by *** :

Percentage of Total Domestic Long Distance Service that

MetroPCS is Required to Deliver to US South pursuant to

Section 3.01(a) of SA-1 that US South will be Capable of

Receiving via SIP-Based Technology

Date
***	***
***	***
***	***

(b)        No later than *** , US South will establish a stand-alone SBC capable of successfully receiving and delivering to terminating carriers *** of the total domestic long distance service that MetroPCS is required to deliver to US South under SA-1.

(c)         InComm will establish an additional soft-switch network capable of receiving *** of the total domestic long distance service that MetroPCS is required to deliver to US South under SA-1 and delivering such Domestic Long Distance Service to terminating carriers.

(d)         Within *** , InComm will provide to the MetroPCS operations team an initial project and scheduling plan addressing the items included in Sections 2.2(a) and (c) above (to the extent not completed *** , and InComm will provide updates to the MetroPCS operations team *** , provided that none of the time periods specified in this Amendment No. 1 may be modified except with MetroPCS’ prior written consent.

(e)         Once InComm believes it has completed its obligations under Sections 2.2(a), (b) and (c) above, InComm shall so notify MetroPCS in writing, and MetroPCS thereafter shall have a period of *** to test and validate that such obligations have been completed. If MetroPCS identifies any material deficiencies during such *** , MetroPCS promptly shall notify InComm of such deficiencies, and InComm shall correct such deficiencies. The process described in the preceding sentences shall repeat until all MetroPCS-identified material deficiencies have been corrected. *** .

2.3        Cooperation. MetroPCS shall cooperate with US South in good faith and take all steps reasonably necessary to facilitate US South’s compliance with its obligations under Section 2.2 of this Amendment No. 1. Each party will be responsible for its own costs and expenses incurred in furtherance of its obligations under this Amendment No. 1.

3.          Event of Default Standard. *** .

4.          Additional Commitments. In addition to MetroPCS’ obligations in respect of the Traffic Routing Commitment as set out in SA-1, *** , MetroPCS shall deliver to US South for termination domestic long distance service minutes generated by Customers from the MetroPCS Markets that, *** domestic long distance service minutes. In addition to MetroPCS’ obligations in respect of the Percentage of Delivered ILD Calls as set out in SA-2, *** , MetroPCS shall deliver to US South for termination international long distance service calls generated by Customers that, *** international long distance service calls.

5.          Acknowledgments and Releases. (a) *** . Upon the parties’ execution of this Amendment No. 1, MetroPCS, for itself and its Affiliates, and their respective directors, officers, members, partners, representatives, agents, successors and assigns (collectively, the “MetroPCS Entities”), does hereby release, remise and forever discharge InComm and US South, and their respective directors, officers, members, partners, representatives, agents, successors and assigns (collectively, the “InComm Entities”) from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees) of any kind, character, or nature whatsoever, that are based on known facts in existence as of the Amendment Date, that the MetroPCS Entities may have, or claim to have, *** .

(b)        Upon the parties’ execution of this Amendment No. 1, the InComm Entities do hereby release, remise and forever discharge the MetroPCS Entities from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees) of any kind, character, or nature whatsoever, that are based on known facts in existence as of the date this Amendment No. 1 is executed by the Parties, that the InComm Entities may have, or claim to have, *** .

6.          *** .

7.          Miscellaneous. The Recitals are incorporated into, and made a part of, this Amendment No. 1. The parties hereto acknowledge that they have read this Amendment No. 1 and understand and agree to be bound by its terms and conditions. The parties further agree that the above described Agreement, together with this Amendment No. 1, constitutes the entire agreement between the parties with respect to the subject matter therein. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument.

(SIGNATURES ON NEXT PAGE)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed effective as of the Amendment Date.

U.S. SOUTH COMMUNICATIONS, INC.	METROPCS WIRELESS, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

INCOMM HOLDINGS, INC.

By:

Name:

Title:

Date:

EXHIBIT B

DLD RATES

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